EXHIBIT 10.31
________________________________

     AGREEMENT APPOINTING SECURITIES TRANSFER
    CORPORATION AS TRANSFER AGENT AND REGISTRAR

This Agreement is made this 6th day of February, 1997, between Securities Transfer Corporation, a Texas corporation, and Media Entertainment, Inc., a Nevada corporation (the "Company").

1. Appointment. Securities Transfer Corporation is hereby appointed transfer agent and registrar of the following shares of the Company's stock:

                                                Number of Shares
Number of Shares
                       Par Value     Authorized in Certificate
Covered by
Class              Per Share           of Incorporation              This
Appointment

Common          $.0001                100,000,000
100,000,000

By special resolution adopted by the Company's Board of Directors, Securities Transfer Corporation may from time to time be appointed to act in the capacity of dividend disbursing agent, warrant agent, exchange agent, redemption agent, escrow agent or any other similar capacity as may be agreed upon by Securities Transfer Corporation and the Company.

2. Originally Issued Shares. Securities Transfer Corporation is hereby authorized originally to issue, register and countersign certificates
(that is,
certificates not issued upon transfer and cancellation of existing certificates then outstanding) of the Company's stock covered by this appointment upon being furnished with an appropriate written request signed by an officer of the
Company, a certified copy of a resolution of the Board of Directors authorizing such original issue and, if specifically requested by Securities Transfer Corporation, an opinion of counsel as described in Paragraph 15(g)(i), (ii) and (iii), below.

3. Transfer of Outstanding Shares. Securities Transfer Corporation is hereby authorized to accept for transfer any outstanding certificates representing the
Company's stock covered by this appointment, and to issue and countersign new certificates in place thereof, except that Securities Transfer Corporation may refuse to transfer such certificate if it in good faith believes that the certificate, when surrendered for transfer, is not validly or genuinely endorsed or is otherwise not in compliance with law. Securities Transfer Corporation reserves the right to refuse to transfer shares until it is satisfied that the requested transfer is legally authorized and it shall incur no liability for the refusal in good faith to make transfers which it, in its judgment, believes may be improper, unauthorized or for any reason not permitted by law. Securities Transfer Corporation may, in effecting transfers, rely upon Simplification Acts or the Uniform Commercial Code which it believes may protect Securities Transfer Corporation and the Company in not requiring complete documentation. In cases in which Securities Transfer Corporation is not directed or otherwise required to maintain the consolidated records of stockholders' accounts, Securities Transfer Corporation shall not be liable for any loss which may arise by reason of not having such records where it has exercised ordinary diligence. Securities Transfer Corporation shall be under no duty to use a greater degree of diligence by reason of not having such records.

4. Transfer or Cancellation of Treasury Shares. Securities Transfer Corporation is hereby authorized to transfer or cancel certificates of the Company's stock covered by this appointment in the name of or belonging to the Treasury of the Company, upon receipt of the certificate(s) endorsed by an officer of the Company, a certified copy of a resolution of the Board of Directors authorizing such endorsement and such transfer or cancellation, and, in the case of a transfer only, an opinion of counsel as described in Paragraph
15(g)(iii), below.

5. Lost of Destroyed Certificates. Securities Transfer Corporation may issue new certificates in place of certificates represented to have been lost, stolen or destroyed in accordance with the Board of Directors' resolution described in Paragraph 15(h), below, upon receiving a bond or other indemnity satisfactory to Securities Transfer Corporation. Securities Transfer Corporation is further authorized in its discretion to issue a new certificate in exchange for, and upon surrender of, an identifiable mutilated certificate.

6. Delivery of Certificates by Mail. Securities Transfer Corporation is hereby authorized to forward stock certificate, scrips and warrants of the Company by mail in accordance with the terms of a blanket bond or other satisfactory indemnity covering non-receipt of such mailed instruments. Said bond shall name, directly or indirectly, the Company and Securities Transfer Corporation as obliges. In the event of the non-receipt of such certificates mailed by Securities Transfer Corporation, the Company hereby authorizes the issuance of new certificates for a like amount in place thereof upon receipt of a properly executed affidavit and proof of loss provided under said blanket bond and the issuance by the surety company of an assumption of the loss under said blanket bond, all without further action or approval of the Board of Directors of the Company.

7. Unclaimed or Undelivered Stock Certificates. Where a stock certificate, for any reason, is in the possession of Securities Transfer Corporation and has not been claimed by the registered holder or cannot be delivered to the registered holder through usual channels, Securities Transfer Corporation may, after the expiration of two years from the date said certificate was issued, return said certificate to the Company to be held by the Company for the registered holder or transferred in accordance with applicable laws.

8. Books and Records. Securities Transfer Corporation is hereby authorized to establish and maintain such books of the Company as may be required in the performance of its agency, and to establish and maintain stock ledgers for the Company and to make entries therein of all certificates issued, cancelled and transferred. In case of any request or demand for the inspection of such stock books, Securities Transfer Corporation will endeavor to notify the Company and to secure instructions as to permitting or refusing such inspection. Securities Transfer Corporation reserves the right however, to exhibit the stock books to any person if it is advised by its counsel that it may be held liable for the failure to exhibit the stock books to such person.

9. Instructions, Opinions of Counsel and Signatures. At any time Securities Transfer Corporation may apply to an officer of the Company for instructions or information, and may consult counsel for the Company or its own counsel, in respect to any matter arising in connection with the agency, and it shall not be liable for any action taken or omitted by it in good faith in accordance with such instructions, information or the advice or opinion of counsel.
Securities
Transfer Corporation shall be protected in acting upon any paper or document believed by it to be genuine and to have ben signed by the proper person or persons and shall not be held to have notice of any change of authority of any person, until receipt of written notice thereof from the Company. It shall also be protected in recognizing stock certificates which it reasonably believes bear the proper manual or facsimile signatures of the officers of the Company and the proper counter-signature of a transfer agent or registrar, or of a con-transfer agent or co-registrar. Securities Transfer Corporation may rely conclusively, for any and all purposes, upon any advice of transfers made in the course of transfer or representing original issuances, retirements or cancellation of shares; upon advice of stop transfer orders placed, released or in effect against outstanding certificates; and upon any certification or notification as to the number of shares issued, the certificates representing such shares and other information which Securities Transfer Corporation may receive from time to time from any co-transfer agent or co-registrar. It shall be protected in relying upon all information contained in Appendix A hereto or otherwise supplied to Securities Transfer Corporation by the Company in accordance with the provisions of this Agreement.

10. Indemnification. Securities Transfer Corporation shall not be liable for any act or omission in connection with this agency except for its own negligence or willful misconduct. The Company assumes full responsibility and will indemnify Securities Transfer Corporation and save it harmless from and against any and all actions or suits, whether groundless or otherwise, and from and against any all losses, damages, costs, charges, counsel fees, payments, expenses and liabilities arising out of the agency relationship, where
Securities Transfer Corporation has acted without negligence and without willful misconduct. Securities Transfer Corporation shall not be under any obligation to prosecute any action or suit in respect of any agency relationship which, in its sole judgment, may involve it in expense or liability. In any action or suit the Company shall, as often as requested, furnish Securities Transfer Corporation with satisfactory indemnity against any expense or liability growing out of such action or suit by or against Securities Transfer Corporation in its agency capacity.

11. Previous Transfer Agent. The Company shall indemnify, protect and hold harmless Securities Transfer Corporation for many liability arising from any actions or failures to act on the part of any previous stock transfer agents retained by the Company, specifically including, but not limited to, liability arising from any lack of completeness or validity of the records maintained by any such previous stock transfer agents or provided to Securities Transfer Corporation by such previous stock transfer agents.

Securities Transfer Corporation agrees to exercise reasonable diligence in converting the records and information of any such previous stock transfer agent to Securities Transfer Corporation's system, and in researching the records of any such previous stock transfer agent to identify and resolve errors and discrepancies contained therein.

12. Compliance With Law. Securities Transfer Corporation may, without liability to the Company, refuse to perform any act in connection with this agency where in good faith reliance upon the opinion of its counsel, it believes in good faith that such act may subject it or its officers or employees to criminal liability under any law of any state or of the United States and, in particular, under the Securities Act of 1933.

13. Stock Certificates and Signatures. The Company shall furnish Securities Transfer Corporation with a sufficient supply of blank stock certificates and from time to time will renew such supply upon the request of Securities Transfer. Such blank stock certificates shall be properly signed by officers of the Company authorized by law or by the Company's bylaws to sign stock certificates and, if required, shall bear the corporate seal or facsimile thereof.

The Company shall file promptly with Securities Transfer Corporation written notice of any change in the officers authorized to sign stock certificates, written instructions or requests, together with specimen signature of each newly authorized officer. In case of any officer of the Company who shall have properly signed blank stock certificates shall die, resign or be removed prior to the issuance of such certificates, Securities Transfer Corporation as transfer agent and/or as registrar may issue or register such stock certificates as the stock certificates of the Company notwithstanding such death, resignation or removal; and the Company shall file promptly with Securities Transfer Corporation such approval, adoption or ratification as may be required by law.

14. Effective Date. This appointment shall be effective the opening of business February 7, 1997.

15. Necessary Documentation. Prior to the effective date of this appointment, the Company shall furnish the following documents to Securities Transfer Corporation:

(a) A copy of the resolution of the Board of Directors ratifying, confirming and approving this Agreement, certified by the Secretary of the Company.

(b) A copy of the Company's Certificate of Incorporation and all amendments thereto, certified by the Secretary of State of the State of the Company's incorporation.

(c) A copy of the bylaws of the Company and all amendments thereto, certified by the Secretary of the Company.

(d) Specimen stock certificates for each class of stock (outstanding or to be outstanding) of the Company for which Securities Transfer Corporation is being appointed transfer agent and registrar.

(e) A list, certified by the Secretary of the Company or the transfer agent which Securities Transfer Corporation is succeeding, showing the number and date of each outstanding certificate, the name in which issued, the number of shares represented thereby, the address and taxpayer identifying number of the stockholder, all stop transfer orders in respect to such certificate and the reason for such orders and, finally, all certificates issued as replacements for those reported lost, stolen or destroyed.

(f) A list, certified by the Secretary of the Company, showing the number and date of each outstanding Insider (Non-Registered) certificate, the name in which issued, the number of shares represented thereby, and the address and taxpayer identifying number of the stockholder.

(g) An opinion of the Company's counsel as to:

      (i) The validity of the Company's organization and continuing existence;

      (ii) The validity of the issuance of the stock for which Securities
Transfer
Corporation is being appointed;

      (iii) The status of all such stock, including shares which are reserved for specific purposes, under the Securities Act of 1933, and any other applicable Federal or State statute (i.e., if registration is necessary, the effective date of the registration statement or, if exempt, the specific basis theretofore).

(h) A copy of the resolution of the Board of Directors, certified by the Secretary of the Company, authorizing Securities Transfer Corporation to proceed from time to time with any necessary replacements of lost, stolen or destroyed certificates, upon bond(s) or other indemnity satisfactory to Securities Transfer Corporation.

(i) Any additional information as may be specifically requested by Securities Transfer Corporation in connection with its appointment or the performance of its duties.

16. Future Amendments of Charter and Bylaws. The Company shall file with Securities Transfer Corporation certified copies of all amendments to its articles of incorporation or bylaws made after the date of creation of the agency.

17. Fees. The Company shall pay to Securities Transfer Corporation such fees for Securities Transfer's services as are reflected in the Fee Schedule attached hereto as Appendix A and incorporated herein by this reference, and shall reimburse Securities Transfer Corporation for all extraordinary out-of-pocket expenses incurred in the performance of its duties hereunder.

18. Printing of New Stock Certificates. Prior to printing of any new stock certificates which we will countersign, proofs thereof must be submitted to Securities Transfer Corporation for approval.

19. Stock Listed on a Securities Exchange. If the class of stock for which Securities Transfer Corporation is appointed is listed on a Securities Exchange, the Company will comply with the rules and regulations of such Exchange including application to the Exchange for the listing of additional shares sufficiently in advance so as to permit, upon receipt by Securities Transfer Corporation of such authorization from the Exchange as may be required, the timely issuance and delivery as Transfer Agent or registration as
Registrar of certificates representing such additional shares. Securities Transfer Corporation may rely upon any listing application, letters or other written instruments executed by an officer of the Company and directed to the Exchange by counsel for the Company as though such letters, instruments, or opinions had been addressed or submitted to Securities Transfer Corporation itself and with the same rights of indemnification as described in paragraph 10 above.

20. Notice to Securities Transfer Corporation. The Company shall promptly notify Securities Transfer Corporation:

A. All action, when declared, with respect to the payment or non-payment of cash dividends..

B. Any prospectus, preliminary and final, of the Company as filed with the Securities and Exchange Commission.

C. All material, including that for annual or special meetings, mailed by the Company to its stockholders.

21. Filing Requirements. The Company will promptly file with Securities Transfer Corporation when effective or available, a copy of each of the following:

A.  Any final listing application for additional amounts of listed securities.

B. Any prospectus, preliminary and final, of the Company as filed with the Securities and Exchange Commission.

C. All material, including that for annual or special meetings, mailed by the Company to its shareholders.

22. Termination. This Agreement may be terminated by either party without cause upon receipt of written notice thirty days prior to the termination date.
Securities Transfer Corporation further reserves the right to terminate this Agreement upon 72 hours' advance notice to the Company in the event of a disagreement concerning the lawfulness of any transfer or other action requested by the Company, failure to timely pay fees due Securities Transfer Corporation or other cause, whether or not similar to the foregoing. Securities Transfer Corporation shall be reimbursed for all reasonable expenses, including charges for the shipment of records, associated with termination of the agency created by this Agreement by either party, and the termination fee stated in Exhibit A.

23. Successor Transfer Agent. Any corporation into which STC may be merged or converted or with which its may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which STC may be a party, or any corporation succeeding to the corporate trust business of STC, shall be the successor to STC hereunder without the execution or filing of any paper or any further act of a party or the parties hereto. In any such event that the name of STC is changed, STC or such successor may adopt the countersignatures of the original transfer agent and any countersign such certificates either in the name of the predecessor transfer agent or in the name of the successor transfer agent.

IN WITNESS WHEREOF, the parties have executed this Agreement as of the day and year first above written.

SECURITIES TRANSFER CORPORATION
By: /s/ Kevin Halter, Jr.
           Authorized Signature

MEDIA ENTERTAINMENT, INC.
By: /s/ David M. Loflin
           David M. Loflin
           President